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                                                                   EXHIBIT 99.02

                Certification Pursuant to 18 U.S.C. Section 1350,

                             As Adopted Pursuant to

                  Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report of iGate Corporation (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Zugay, Senior Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Zugay
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Michael Zugay
Senior Vice President, Chief Financial Officer

March 31, 2003

     This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.